THE LAZARD FUNDS, INC.

Lazard U.S. Small Cap Equity Portfolio

Supplement to Prospectus dated May 1, 2008

As of August 25, 2008, Lazard U.S. Small Cap Equity Portfolio, now known as Lazard U.S. Small-Mid Cap Equity Portfolio, is no longer offered pursuant to this Prospectus. Please see the separate Prospectus for Lazard U.S. Small-Mid Cap Equity Portfolio, dated August 25, 2008, for information about this Portfolio.

Dated:	August 22, 2008